UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2025

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
3.250% Notes due 2032	PPG32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At its 2025 Annual Meeting of Shareholders on April 17, 2025, the shareholders of PPG Industries, Inc. (the “Company”) voted on the following matters:

1.    The ten nominees for director were elected to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Kathy L. Fortmann	181,441,812	946,015	279,673	13,447,447
Melanie L. Healey	179,816,535	2,544,962	306,003	13,447,447
Gary R. Heminger	170,954,628	11,439,284	273,588	13,447,447
Timothy M. Knavish	173,123,471	8,670,786	873,243	13,447,447
Michael W. Lamach	179,755,297	2,591,446	320,757	13,447,447
Kathleen A. Ligocki	180,537,804	1,854,791	274,905	13,447,447
Michael T. Nally	181,492,087	864,313	311,100	13,447,447
Guillermo Novo	162,108,476	20,260,018	299,006	13,447,447
Christopher N. Roberts, III	181,345,498	1,008,668	313,334	13,447,447
Catherine R. Smith	177,740,347	4,668,660	258,493	13,447,447
2.    The proposal to approve the compensation of the Company’s named executive officers on an advisory basis was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
169,801,948	12,286,324	579,228	13,447,447
3.    The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025 was approved as follows:

Votes For	Votes Against	Votes Abstained
193,007,652	2,892,958	214,337

There were no broker non-votes with respect to this matter.

4.    The shareholder proposal requesting shareholder approval of certain executive officer severance arrangements was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,375,593	171,592,610	699,297	13,447,447

As of the record date of the 2025 Annual Meeting, 226,974,896 shares of the Company’s common stock were issued and outstanding.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 23, 2025	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
Chairman and Chief Executive Officer